UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 10, 2003


                          FRANKFORT FIRST BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-26360                  61-1271129
-------------------------------       -----------         ----------------------
(State or Other Jurisdiction of       (Commission              (IRS Employer
Incorporation)                        File Number)        Identification Number)

          216 West Main Street, Frankfort, Kentucky          40602
          -----------------------------------------       ----------
          (Address of Principal Executive Offices)        (Zip Code)

                                 (502) 223-1638
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS
---------------------

     It is with deep sadness that the Board of Directors of Frankfort First Bancorp, Inc., announces the death of director David G. Eddins. Mr. Eddins had been a director of the Company since its inception in 1995 and of First Federal Savings Bank of Frankfort, the Company's subsidiary, since 1993. Mr. Eddins also served on the Company's audit committee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Frankfort First Bancorp, Inc.


Date:  July 10, 2003                   By: /s/ Don D. Jennings
                                           -------------------------------------
                                           Don D. Jennings
                                           President and Chief Executive Officer